                                  EXHIBIT 10.2

                    SECOND AMENDMENT TO FORBEARANCE AGREEMENT



This SECOND AMENDMENT TO FORBEARANCE AGREEMENT (the "AGREEMENT") dated as of April 30, 2000 by and among FLEET NATIONAL BANK f/k/a FLEET NATIONAL BANK OF CONNECTICUT f/k/a SHAWMUT BANK CONNECTICUT, N.A., a national banking association with a place of business at 777 Main Street Hartford, Connecticut 06115 ("LENDER"), EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation with a principal place of business at 1806 New Britain Avenue, Farmington, Connecticut 06032 ("BORROWER"), APEX MACHINE TOOL COMPANY, INC., a Connecticut corporation with a mailing address c/o Borrower at 1806 New Britain Avenue, Farmington, Connecticut 06032 ("APEX") and GROS-ITE INDUSTRIES, INC., a Connecticut corporation with a mailing address c/o Borrower at 1806 New Britain Avenue, Farmington, Connecticut 06032 ("GROS-ITE" and collectively with Apex, "GUARANTOR").

                                    RECITALS

On October 3, 1985, Lender and Borrower entered into a certain Revolving Loan and Security Agreement which has been amended and restated from time to time, and in its entirety by a certain Fifth Amended and Restated Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated February 28, 1995, as amended by a certain Sixth Amendment to Revolving Loan, Term. Loan, Equipment Loan and Security Agreement dated July 31, 1995, as further amended by a certain Seventh Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated as of January 26, 1996, as further amended by a certain Eighth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated as of April 10, 1996, as further amended by a certain Ninth Amendment to Revolving Loan, Term Loan, Equipment Loan, Security Agreement, Modification of Notes and Reaffirmation of Guaranties dated May 27, 1997 between Borrower and Lender, as further amended by a certain Tenth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated May 22, 1998, as further amended by a certain Eleventh Amendment to Loan and Security Agreement, Modification of Notes and Reaffirmation of Guaranties dated as of June 30, 1998 and as further amended by a certain Twelfth Amendment to Loans and Security Agreement Modification of Notes and Reaffirmation of Guaranties dated as of November 25, 1998 (as amended and in effect from time to time, the "Loan Agreement").

Pursuant to the Loan Agreement, the Lender has made: (i) a $13,000,000 revolving loan (the "REVOLVING LOAN") as evidenced by a certain Second Amended and Restated Revolving Promissory Note dated as of June 30, 1998 (the "REVOLVING NOTE"), (ii) a $14,000,000 term loan (the "ACQUISITION TERM LOAN") as evidenced by a certain Term Promissory Note dated June 30, 1998 (the "ACQUISITION TERM NOTE"), (iii) a $541,153.34 term loan (the "CONSOLIDATED EQUIPMENT LOAN") as evidenced by a certain Amended and Restated Promissory Note dated March 27, 1997 (the "CONSOLIDATED EQUIPMENT NOTE"), (iv) a $4,000,000 term loan (the "TERM LOAN") as evidenced by a certain Term Promissory Note dated March 22, 1993 (the "TERM NOTE"), (v) a $1,000,000 construction to permanent loan (the "CONSTRUCTION LOAN") as evidenced by a certain Construction to Permanent Loan Promissory Note dated July 31, 1995

(the "CONSTRUCTION NOTE"), (vi) a $3,000,000 equipment loan (the "THIRD EQUIPMENT LOAN") as evidenced by a certain Equipment Promissory Note III dated as of March 27, 1997 (the "THIRD EQUIPMENT NOTE") and (vii) a $3,000,000 equipment loan (the "FOURTH EQUIPMENT LOAN") as evidenced by a certain Equipment Promissory Note IV dated as of May 22, 1998 (the "FOURTH EQUIPMENT NOTE" and collectively with the Revolving Note, Acquisition Term Note, Consolidation Equipment Note, Term Note, Construction Note and Third Equipment Note, the "NOTES").

On October 29, 1999, Lender, Borrower and Guarantors entered into a Forbearance Agreement (as amended and in effect from time to time, the "FORBEARANCE AGREEMENT") pursuant to which certain provisions of the Loan Documents were modified during the Forbearance Period (as defined therein) and Lender agreed to forbear from exercising its rights and remedies as a result of the existence and continuance of certain Events of Default under the Loan Documents.

By instrument dated as of December 30, 1999, the Lender, Borrower and Guarantors entered into a First Amendment to Forbearance Agreement (the "First Amendment") pursuant to which the parties agreed, among other things, to extend the Forbearance Termination date until April 30, 2000.

Each Guarantor has guaranteed the obligations of Borrower under the Loan Agreement and Notes, pursuant to their respective Guaranties (collectively, "GUARANTY").

The Borrower and each Guarantor acknowledge that the Borrower is unconditionally indebted to Lender with respect to its respective debts more particularly described on Exhibit A attached hereto (the "INDEBTEDNESS"), plus interest accrued and accruing thereon and costs and expenses of collection, including without limitation, reasonable attorneys' fees. Additionally, the Borrower and each Guarantor acknowledge that they have no defense, offset or counterclaim to their obligations in respect of the Indebtedness and further that they have no other claim whatsoever against Lender (whether arising in contract, tort or otherwise) with respect to, or arising out of, the Indebtedness. The outstanding principal amount of the Indebtedness as of April 30, 2000 is not less than $26,397,303.98.

Hereinafter, this Second Amendment, the First Amendment, the Forbearance Agreement, the Loan Agreement, the Notes, the Guaranties and all other documents evidencing, relating to or securing the Indebtedness (as defined below) (collectively, the "LOAN DOCUMENTS") all instruments, documents and agreements executed by the Borrower, the Guarantor or any other party in connection herewith, and all amendments and modifications to any of the foregoing, including without limitation those contained in paragraph D hereof, are sometimes collectively referred to hereinafter as the "LOAN AND FORBEARANCE DOCUMENTS". Capitalized terms used in this Agreement but not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

The Borrower and Guarantor acknowledge and affirm that (a) Borrower is in default in the performance of its obligations under the Loan Agreement, the Forbearance Agreement, the First Amendment, the Notes and the Loan Documents by virtue of Borrower's past and continuing failure to comply with the financial covenants set forth in Sections 10 and 13 of Exhibit A of the Loan Agreement, and (b) as a result of the aforesaid defaults, Lender has the full and unrestricted right to declare all of the Indebtedness to be immediately due and payable and to commence proceedings for its collection.

The Borrower and Guarantor have requested, and Lender has agreed, subject to the representations, terms and conditions set forth herein: (a) to extend the Forbearance Termination Date until June 3, 2000; (b) to make certain other changes to the terms and conditions of the Loan and Forbearance Documents, as set forth herein. Lender has agreed to grant the requested accommodations subject to the express agreements and conditions set forth below and provided further that: (i) there is no further material adverse change in the business or financial condition of the Borrower or Guarantor after the date hereof; (ii) there is no material adverse change in the value, extent or condition of any of the collateral or other property granted to Lender to secure any or all of the Indebtedness after the date hereof; (iii) the Borrower and Guarantor shall perform and comply with, as and when required, time being of the essence in all respects, all of the respective agreements, covenants and obligations set forth in the Loan and Forbearance Documents; (iv) except for the defaults described above, no default or event of default (howsoever defined) under any of the other Loan and Forbearance Documents, shall occur or exist under any of the Loan and Forbearance Documents, it being further agreed and understood that from and after the date hereof all cure and grace periods and/or requirements for prior notice or demand, if any, which are currently allowed or must be satisfied prior to an event being deemed a default or event of default (howsoever defined) under any of the Loan and Forbearance Documents are hereby waived by the Borrower and Guarantor and are of no further force and effect; (v) no other party takes any action against the Borrower and Guarantor or against any of the collateral or other property granted to Lender to secure any or all of the Indebtedness which in Lender's sole judgment will have a material adverse impact upon Lender's right or ability to repossess, attach or execute upon any of such collateral or other property, (vi) the Borrower and Guarantor shall not make any assignment for the benefit of creditors or similar action or be the subject, voluntarily or involuntarily, of any bankruptcy, insolvency, reorganization or other similar proceeding; (vii) the Borrower and Guarantor shall not have misrepresented any material fact to, or committed any fraud upon, Lender, (viii) all information and documents delivered by or on behalf of the Borrower and Guarantor to Lender shall be true and complete in all material respects; and (ix) Borrower and Guarantor shall have paid all outstanding legal fees and expenses of its counsel incurred in connection with the Loan Documents ((i), (ii), (iii), (iv), (v),
(vi), (vii), (viii) for which it has been presented invoices, and (ix) being hereafter referred to individually as a "FORBEARANCE CONDITION" and collectively as the "FORBEARANCE CONDITIONS").

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and as a condition to this Second Amendment, the parties hereto agree, represent and warrant as follows:



     A. The Borrower agrees that on or before May 12, 2000, it shall have entered into a contract, on an interim or permanent basis, for the employment of a Chief Executive Officer of the Borrower, and that a copy of the contract will be provided to the Lender on or before May 15, 2000.

     B. In addition to all existing financial reporting requirements contained in the Loan and Forbearance Documents, the Borrower shall provide to the Lender:
(i) monthly financial statements with explanations of variances to budget; (ii) monthly booking, backlog, and shipping reports with explanations of variances to budget; (iii) updated field examinations are to take place no later than the week of May 1, 2000; (iv) rolling 13 week cash flow projections with weekly reporting of variances to budget.

     C. Borrower shall provide to Lender a cash and accrual strategic business plan through March 31, 2001, which business plan shall be delivered to Lender by no later than May 9, 2000. Such business plan must be approved by the Borrower's board of directors and shall have been made available for review by any consultant to the Lender, including but not limited to Zolfo Cooper, LLC, prior to its presentation to the Lender.

     D. The Revolving Note, in the present maximum amount of $10,000,000, is hereby permanently amended, restated and limited to reflect a maximum amount of $9,000,000. The inventory cap under the Loan Agreement is permanently reduced from $5,500,000 and limited to $5,000,000. The interest rate for the Revolving
Note is permanently amended to the Lender's Prime rate plus 1.50% only, replacing all other interest rates originally provided for therein. This interest rate change, amended availability and inventory cap shall, unless otherwise agreed, continue after the expiration date of this Second Amendment.

     E. The interest rate for the Acquisition Term Loan, the Term Loan, the Construction Loan, the Third Equipment Loan, the Consolidated Equipment Loan, and the Fourth Equipment Loan (all as identified in Exhibit A, annexed hereto) is permanently amended to the Lender's Prime rate plus 1.50% only, replacing all other interest rates originally provided for therein. This interest rate change shall, unless otherwise agreed, continue after the expiration date of this Second Amendment.

     F. The period of forbearance as previously established in the First Amendment is extended to June 3, 2000, subject to the terms and conditions set forth herein.

     G. The parties hereto acknowledge that all "interest rate swap" agreements created pursuant to the ISDA Master Agreement dated as of April 14, 1997 or any other similar agreement between the Lender and the Borrower (the "Master Agreement") pertaining to any and all of the Notes, have been terminated by the mutual consent and agreement of the parties. In connection therewith, the Borrower and each Guarantor acknowledge receipt of timely and adequate notice as required under the Master Agreement, and that the designated effective date for the termination of the rate swaps and the Master Agreement is no later than the date of execution of this Second Amendment. The Borrower acknowledges that it has received, or that satisfactory arrangements have been made for the payment of any amounts due to it resulting from the early termination of the interest rate swap agreements.

     H. Borrower's maximum Capital Expenditure for the month of May, 2000 shall be limited to $25,000.

     I. In addition to all existing provisions regarding the delivery of financial and operational reports to the Lender, the Borrower shall provide to the Lender and the Lender's financial advisors including Zolfo Cooper, LLC, reasonable and continued access to the Borrower's management for the purpose of discussion of the Borrower's financial and operational status, and shall comply with all other reasonable requests for information from the Lender or Zolfo Cooper, LLC.

     J. The Borrower and each Guarantor (i) represents and warrants to Lender that: (1) it has the requisite corporate power to enter into this Agreement and the transactions contemplated herein, and has taken all necessary corporate action to authorize this Agreement and the transactions contemplated herein; and
(2) the Loan and Forbearance Documents to which it is a party constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms and (ii) confirms that all of its representations and warranties contained in the Loan Agreement are true and correct as of the date hereof, except to the extent that any of the same relate to a prior specific date or event.

     K. So long as the Forbearance Conditions are and continue to be satisfied, and without waiver of any existing default, Lender agrees (1) to forbear from acceleration and collection of the Indebtedness during the Forbearance Period, and (2) subject to the terms and conditions set forth in the Loan Agreement and the additional conditions set forth in this Agreement, to continue to make advances under the Revolving Credit Loan available for borrowing by the Borrower during the Forbearance Period, EXCEPT that notwithstanding anything to the contrary contained in the Loan Agreement or any of the other Loan and Forbearance Documents, the Borrower and Guarantor acknowledge and agree that commencing on the date hereof and continuing until Lender otherwise agrees in writing: (i) upon (A) the failure of any of the Forbearance Conditions to be satisfied or to continue to be satisfied, or (B) the expiration of the Forbearance Period, all Indebtedness and other sums due from the Borrower and Guarantor to Lender under the Loan and Forbearance Documents shall automatically and immediately be due and payable without further notice or demand and Lender shall have the right to exercise, without further notice or demand, any and all rights and remedies available to it under the Loan and Forbearance Documents and at law or equity, and (ii) Lender shall have no obligation to enter into or consider any restructuring of, or any other accommodation with respect to any of the Indebtedness upon the failure of any Forbearance Condition to be satisfied or upon the expiration of the Forbearance Period.

     L. All Exhibits to the Loan Agreement, the Notes and the other Loan and Forbearance Documents are hereby amended in such a manner as to be consistent with all amendments made hereby and contained herein.

     M. To induce the Lender to enter into this Second Amendment, each Guarantor hereby (a) consents to this Second Amendment and (b) affirms and ratifies its Guaranty with respect to the Loans, the Loan Agreement and the other Loan and Forbearance Documents as amended hereby, and confirms that (i) each Guarantor does irrevocably and unconditionally guarantee to the Lender the payment and performance from the Borrower of the Obligations (as defined in each Guaranty) from the Borrower to the Lender, upon the terms and conditions set forth in the respective Guaranty, (ii) the term Obligations includes, without limitation, this Agreement, the Forbearance Agreement, the Term Loan, the Construction Loan, the Consolidated Equipment Loan, the Third Equipment Loan, the Fourth Equipment Loan, the

Revolving Loan and the Acquisition Term Loan, and (iii) each Guaranty remains in full force and effect.

     N. As a further inducement to Lender to enter into this Agreement and to grant the accommodations contained herein, effective on the date hereof, the Borrower and each Guarantor does hereby release, acquit and forever discharge Lender, its respective representatives, parents, subsidiaries, affiliates, officers, directors, agents, employees, servants, attorneys and representatives, as well as the respective personal representatives, successors and assigns of any and all of them (collectively, the "RELEASED LENDER PARTIES"), from and against any and all claims (including without limitation, any so-called "lender liability" claims or defenses), demands, debts, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets against any of the Indebtedness, and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort at law or in equity, including without implied limitation, such claims and defenses as fraud, mistake, failure of consideration and duress, which the Borrower, each Guarantor and/or anyone claiming by or through any of them ever had, now has, or might hereafter have against any of the Released Lender Parties for or by reason of any matter, cause or thing whatsoever occurring from the beginning of time through and including the date hereof which relates to, in whole or in part directly or indirectly: (a) any of the Indebtedness, (b) any of the Loan and Forbearance Documents; (c) any of the collateral or other property granted to Lender as security for any of the Indebtedness; or (4) the administration of any of the Indebtedness or conduct of Lender or of any of the other Released Lender Parties. In addition, the Borrower and each Guarantor agrees not to commence, join in, assist, prosecute or participate in any suit or other proceeding against any of the Released Lender Parties relating directly or indirectly to any of the foregoing matters (including without limitation the Loan and Forbearance Documents) or otherwise contrary to the provisions set forth above.

     O. The Borrower and each Guarantor acknowledges and agrees that a default under any of the Loan and Forbearance Documents shall constitute a default under the other Loan and Forbearance Documents.

     P. LENDER, BORROWER AND EACH GUARANTOR EXPRESSLY WAIVE TRIAL BY JURY IN ANY COURT AND IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THE LOAN AND FORBEARANCE DOCUMENTS ARE A PART AND/OR THE ENFORCEMENT OF ANY OF LENDER'S RIGHTS AND REMEDIES THEREUNDER, INCLUDING WITHOUT LIMITATION, TORT CLAIMS.

     Q. BORROWER AND EACH GUARANTOR ACKNOWLEDGE THAT THE TRANSACTIONS EVIDENCED BY THE LOAN AND FORBEARANCE DOCUMENTS AND AS CONTEMPLATED BY THIS AGREEMENT ARE COMMERCIAL TRANSACTIONS AND WAIVE THEIR RESPECTIVE RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUES, OR AS OTHERWISE ALLOWED BY THE LAW OF ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH LENDER MAY DESIRE TO USE, AND FURTHER WAIVE THEIR RESPECTIVE RIGHT TO

REQUEST THAT LENDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT BORROWER AND/OR GUARANTOR AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY LENDER BY VIRTUE OF ANY DEFAULT OR PROVISION OF THIS AGREEMENT OR ANY OF THE OTHER LOAN AND FORBEARANCE DOCUMENTS.

     R. EACH OF BORROWER AND GUARANTOR ACKNOWLEDGE THAT IT MAKES THE WAIVERS SET FORTH HEREIN KNOWINGLY, VOLUNTARILY AND WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THOSE WAIVERS WITH THEIR ATTORNEYS. EACH OF BORROWER AND GUARANTOR FURTHER ACKNOWLEDGE THAT LENDER HAS NOT AGREED WITH OR REPRESENTED TO BORROWER, GUARANTOR OR ANY OTHER PARTY HERETO THAT THE PROVISIONS HEREIN WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

     S. The Borrower agrees to pay all costs and expenses, whenever incurred by Lender, including without limitation, attorneys' fees, consultant's fees, appraisal fees in connection with the Loan Documents and the Loan and Forbearance Documents, including but not limited to the preparation, negotiation, administration and enforcement of this Agreement and the transactions contemplated herein. Nothing herein shall be construed to limit the Borrower's obligation to pay fees, costs and expenses pursuant to the terms of the Loan and Forbearance Documents.

     T. Borrower and Guarantor shall from time to time execute and deliver such additional documents and take such additional actions and shall provide such additional information as Lender may reasonably require to carry out the terms and conditions of this Agreement.

     U. This Agreement and the other Loan and Forbearance Documents constitute the entire understanding and agreement among the parties hereto and supersede any prior or contemporaneous written or oral understanding with respect to the subject matter hereof. Except as expressly modified herein, the Loan and Forbearance Documents remain unmodified and in full force and effect in accordance with their terms.

     V. This Agreement and the other Loan and Forbearance Documents, and all transactions, assignments and transfers hereunder and thereunder, and all the rights of the parties, shall be governed as to validity, construction, enforcement and in all other respects by the laws of the State of Connecticut (but not its conflicts of law provisions).

     W. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one instrument.

     X. Except as specifically set forth herein, nothing herein shall be construed to be a waiver of any requirements of the Loan Agreement or the other Loan and Forbearance Documents.

     Y. The Success Fee provided for in paragraph E(vi) and paragraph H of the Forbearance Agreement in the aggregate amount of $87,500 shall be due in full upon the earlier of June 30, 2000 or demand by Lender. In addition Borrower shall pay a Further Success Fee in an amount determined by calculating the sum represented by the multiplication of the aggregate amount outstanding on the Term Debt (the Notes, excluding the Revolving Note) as of May 31, 2000, times 1.25% , divided by 360, times 34. This Further Success Fee shall be due in full upon the earlier of June 30, 2000 or demand by Lender.

     Z. All terms, conditions, agreements and representations contained in the Loan and Forbearance Documents and not inconsistent with anything contained herein shall survive and continue in accordance with their stated terms, and are specifically restated and reaffirmed as if fully set forth herein.

     AA. This Agreement shall be binding upon each Borrower and Guarantor and upon the respective heirs, successors, assigns and legal representatives of each such Borrower and Guarantor, and shall inure to the benefit of Lender, Lender's Affiliates and its successors, endorsees, and assigns. No right, benefit, interest or obligation hereunder may be assigned by any Borrower or Guarantor without the prior written consent of Lender. Lender may, in its sole discretion and without notice to or consent of any Borrower or Guarantor, sell, assign, grant a participation in or otherwise dispose of all or any portion of its rights or interests in the Loan or the Loan Documents to any person or entity, including, without limitation, any Borrower or Guarantor. In connection therewith, Lender may disclose to a prospective purchaser, assignee, participant or transferee, and their agents, attorneys or other consultants, any information, confidential or otherwise, possessed by Lender relating to the Loan Documents and the Loan and Forbearance Documents.

     BB. Lender reserves the right to obtain, at the expense of the Borrower, updated appraisals of Borrower's and Guarantor's inventory, machinery and equipment.

[The remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                              LENDER:
                                              FLEET NATIONAL BANK

                                              By:/s/G. Christopher Miller
                                                 -------------------------------
                                              G. Christopher Miller
                                              Its Vice President
                                              (Duly Authorized)


                                              BORROWER:
                                              EDAC TECHNOLOGIES CORPORATION
                                              By:/s/Ronald G. Popolizio
                                                 -------------------------------
                                              Ronald G. Popolizio
                                              Its Vice President
                                              (Duly Authorized)


                                              GUARANTORS:
                                              GROS-ITE INDUSTRIES, INC.

                                              By:/s/Ronald G. Popolizio
                                                 -------------------------------
                                              Ronald G. Popolizio
                                              Its Vice President
                                              (Duly Authorized)


                                              APEX MACHINE TOOL COMPANY, INC.

                                              BY:/s/Ronald G. Popolizio
                                                 -------------------------------
                                              Ronald G. Popolizio
                                              Its Vice President
                                              (Duly Authorized)

                                    EXHIBIT A



                       NAME OF LOAN                       OUTSTANDING BALANCE
                                                         AS OF APRIL 30, 2000
--------------------------------------------------------------------------------
Revolving Credit Loan                                              $6,271,897.17

Acquisition Term Loan                                             $12,748,366.70

Term Loan                                                          $2,657,829.26

Construction Loan                                                    $711,110.88

Third Equipment Loan                                               $1,750,000.00

Consolidated Equipment Loan                                          $216,433.34

Fourth Equipment Loan                                              $2,041,666.63